                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K-A

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):    January 31, 1998


                             NATIONAL TECHTEAM, INC.
             (Exact name of registrant as specified in its charter)

 Delaware                                        0-16284                                  38-2774613
(State or other jurisdiction of           (Commission File Number)               (I.R.S. Employer Identification No.)
incorporation)



835 Mason Street, Suite 200, Dearborn, MI        48124
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:   (313) 277-2277


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On January 31, 1998, the transactions that were contemplated by the Agreement and Plan of Merger dated January 19, 1998 (the "Merger Agreement") by and between David M. Sachs, Capricorn Capital Group, Inc., a Michigan corporation ("Capricorn"), BM Woodbridge Place 104 Inc., a Michigan corporation ("Sub") and National TechTeam Inc., a Delaware corporation ("Company") were completed. In that transaction, Sub, which was a wholly-owned subsidiary of the Company, was merged into Capricorn with Capricorn being the surviving corporation. David M. Sachs, the sole shareholder of Capricorn, received 500,000 shares of the Company's common stock in exchange for all the shares of capital stock of Capricorn. As a result, Capricorn became a wholly-owned subsidiary of the Company and Mr. Sachs became a shareholder of the Company.

The number of shares of common stock issued to Mr. Sachs for all of the capital stock of Capricorn was the result of arm's length negotiations between the Company and Mr. Sachs. As required by the Merger Agreement, the Company received an opinion of an independent third party appraiser that the fair market value of Capricorn was in excess of $5,000,000.00.

In addition to the 500,000 shares of common stock he received, Mr. Sachs received the right to receive up to 325,000 additional shares of common stock of the Company, with the exact number of those contingent shares, if any, determined as follows. Promptly after the completion of the audited financial statements of Capricorn for the year ending December 31, 2000 the Company's auditors shall compute the average pre-tax earnings of Capricorn for the three period ended December 31, 2000 and the amount if any (the "Contingent Earnings Amount"), by which those average annual pre-taxes earnings exceed $250,000.00 per year. The Company would then issue Mr. Sachs additional shares, up to a maximum of 325,000 additional shares, in an amount equal to 200% of the Contingent Earnings Amount divided by $10.00.

The Company is obligated under the merger agreement to file a registration statement under the Securities Act of 1933, as amended, to register a total of 350,000 of the 500,000 shares of the Company's common stock that was issued to Mr. Sachs. The Company is not obligated to register the remaining 150,000 shares or any contingent shares that may be issued to Mr. Sachs.

The Company had entered into contemporaneous purchase/sale agreements with Capricorn in the fourth quarter of 1996 and the first quarter of 1997 that obligated the Company to acquire computer hardware from Capricorn with Capricorn agreeing to purchase a license of the software designed by the Company known as the Foundation Platform, which provides the capabilities to offer Internet controlled telephony services on the World Wide Web and other networks.

Capricorn, which is headquartered in Farmington Hills, Michigan, is an equipment leasing company that specializes in leasing computer equipment. The Company intends to have Capricorn continue in that business.



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     a)  Financial Statements of Business Acquired.

         Audited financial statements of Capricorn Capital Group, Inc. for the year ended September 30, 1997 are filed as Exhibit 99 to this Form 8K beginning on page 10.

     b)  Pro Forma Financial Information.

         The following pro forma combined financial information of National TechTeam gives effect to the acquisition of Capricorn Capital Group as of December 31, 1997.

         The pro forma combined balance sheet was prepared as if the acquisition had occurred on December 31, 1997.

         The pro forma statement of income was prepared as if the acquisition had occurred prior to the beginning of the fiscal year presented.

         The pro forma combined balance sheet and statements of operations are not necessarily indicative of the consolidated financial position or results of operations as they might have been had the acquisition actually occurred on the dates indicated.



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UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The unaudited pro forma combined statement of operations of the National TechTeam, Inc. (the Company) for the year ended December 31, 1997 (Pro Forma Statement of Operations), and the unaudited pro forma combined balance sheet of the Company as of December 31, 1997 (Pro Forma Balance Sheet) have been prepared to illustrate the estimated effect of the merger of the Company and Capricorn Capital Group, Inc. (Capricorn). The pro forma financial information does not reflect any expected cost savings from the synergies that are expected to result from the merger, which could be significant, although there can be no assurance with respect thereto. The Pro Forma Statement of Operations gives pro forma effect to the merger as if it had occurred on January 1, 1997. The Pro Forma Balance Sheet gives pro forma effect to the merger as if it had occurred on December 31, 1997. The pro forma financial information does not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such merger been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company and Capricorn believe are reasonable. The pro forma financial information should be read in conjunction with the separate historical consolidated financial statements of the Company and Capricorn and the notes thereto.

The acquisition of Capricorn will be accounted for by the purchase method of accounting. Under purchase accounting, the total purchase price will be allocated to the tangible and intangible assets and liabilities of Capricorn based upon their respective fair values as of the closing date. A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying pro forma financial information based on available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company and Capricorn management's' preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company and Capricorn believe to be reasonable. Consequently, the amounts reflected in the Pro Forma Balance Sheet are subject to change, and the final amounts may differ substantially.




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UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS




                                                      HISTORICAL                             PRO FORMA
                                          ------------------------------------    ------------------------------------
                                           FOR THE YEAR        FOR THE YEAR
                                          ENDED 12/31/97       ENDED 9/30/97
                                             "COMPANY"          "CAPRICORN"         ADJUSTMENTS          COMBINED
                                          ----------------    ----------------    ----------------   -----------------
STATEMENT OF OPERATIONS:

Revenues................................     $ 81,326,935        $ 22,046,152                          $  103,373,087

Cost of services delivered..............       72,806,618          13,570,634                              86,377,252
                                             -------------       ------------                          --------------
Gross profit............................        8,520,317           8,475,518                              16,995,835
Other expenses/(income).................
    Selling, general, and                      14,320,465           7,091,736     $        75,218  E       21,487,419
      administrative....................
    Interest expense....................           69,492           2,311,679                               2,381,171
    Interest income.....................       (3,038,555)           (126,293)                             (3,164,848)
    Gain on sale of investment..........               --             (83,125)                                (83,125)
                                             ------------        ------------     ---------------      --------------
                                               11,351,402           9,193,997              75,218          20,620,617
Income before tax provisions............       (2,831,085)           (718,479)            (75,218)         (3,624,782)
Tax provisions..........................         (873,242)           (461,500)             29,240  F       (1,305,502)
                                             ------------        ------------     ---------------      --------------
Net income..............................     $ (1,957,843)       $   (256,979)    $      (104,458)     $   (2,319,280)
                                             ============        ============     ===============      ==============

Earnings per share......................     $      (0.12)                                             $        (0.16)
                                             ============                                              ==============

Average number of common shares
    and common share equivalents
    outstanding
       Basic............................       15,663,716                                                  15,663,716
       Diluted..........................       15,663,716                                                  15,663,716


         See notes to unaudited pro forma combined financial statements.






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UNAUDITED PRO FORMA COMBINED BALANCE SHEET



                                                       HISTORICAL                             PRO FORMA
                                          ------------------------------------    ------------------------------------
                                           FOR THE YEAR        FOR THE YEAR
                                          ENDED 12/31/97       ENDED 9/30/97
                                             "COMPANY"          "CAPRICORN"            ADJUSTMENTS         COMBINED
                                          -----------------      ----------------    ----------------   --------------
CURRENT ASSETS
--------------
Cash and cash equivalent................     $ 24,927,348      $      745,460                           $  25,672,808
Securities available for sale...........       39,094,615             120,144                              39,214,759
Accounts receivable.....................       26,479,816           1,185,498                              27,665,314
Inventory...............................          218,622             666,377                                 884,999
Refundable income tax...................        2,466,777                                                   2,466,777
Deferred income tax.....................          338,532                                                     338,532
Prepaid expenses and other..............        2,781,777           1,153,377                               3,935,154
                                          ---------------     ---------------                           -------------
TOTAL CURRENT ASSETS....................       96,307,487           3,870,856                             100,178,343
TOTAL FIXED ASSETS (NET)                       13,724,192           5,403,965                              19,128,157
OTHER ASSETS
Intangibles.............................        7,324,064                            $  1,612,183  A        8,936,247
Equipment leased to others..............                           17,964,438                              17,964,438
Deferred initial direct costs...........                              110,514                                 110,514
Net investment in direct
    financing leases....................                            6,566,797                               6,566,797
Net investment in lease residuals.......                            1,022,893                               1,022,893
Advance to Capricorn
    Capital Group, Inc..................          604,002                                (604,002) B               --
Deferred income tax.....................        1,689,334                                                   1,689,334
Other...................................        1,639,582             241,127                               1,880,709
                                          ---------------     ---------------                           -------------
TOTAL OTHER ASSETS......................       11,256,982          25,905,769                              38,170,932
                                          ===============     ===============                           =============
TOTAL ASSETS............................     $ 121,288,661     $    35,180,590                          $ 157,477,432
                                          ===============     ===============                           =============
LIABILITIES AND SHAREHOLDERS' EQUITY
-----------------------------------------
CURRENT LIABILITIES
Accounts payable........................     $  3,707,985      $    3,080,488            (604,002) B    $   6,184,471
Accrued payroll.........................        4,350,863              48,552                               4,399,415
Accrued expenses and taxes..............          533,391             128,900                                 662,291
Dividend payable........................                              449,000                                 449,000
Deferred income tax.....................          466,880                                                     466,880
Notes payable...........................                           24,585,088                              24,585,088
Deferred revenue/unap rec...............        1,353,398           1,736,474                               3,089,872
Other...................................          147,036                                                     147,036
                                          ---------------     ---------------                           -------------
TOTAL CURRENT LIABILITIES...............       10,559,553          30,028,502                              39,984,053
LONG TERM LIABILITIES
Capital lease obligations...............          119,765                                                     119,765
Deferred income tax.....................          195,941           1,513,834                               1,709,775
Other...................................                                                  375,437  A          375,437
Deferred Foundation Platform
    license fees........................          813,205                                                     813,205
                                          ---------------                                               -------------
TOTAL LONG TERM LIABILITIES.............        1,128,911           1,513,834                               3,018,182
SHAREHOLDERS' EQUITY
Common stock............................          160,377              50,118             (50,118) D          160,377
Additional paid in capital..............      105,586,223                               4,875,000 A,D     110,461,223
Other...................................          (84,652)                                                    (84,652)
Retained earnings.......................        4,509,019           3,588,136          (3,588,136) D        4,509,019
                                          ---------------     ---------------                           -------------
Total...................................      110,170,967           3,638,254                             115,045,967
Less: treasury stock....................          570,770                                                     570,770
                                          ---------------     ---------------                           -------------
TOTAL SHAREHOLDERS' EQUITY..............      109,600,197           3,638,254                             114,475,197
                                          ---------------     ---------------                           -------------
TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY................     $121,288,661      $   35,180,590                           $ 157,477,432
                                          ===============     ===============                           =============


         See notes to unaudited pro forma combined financial statements.



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NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     A) The Pro Forma Statement of Operations assumes that the merger occurred on January 1, 1997. For purposes of the Pro Forma Statement of Operations for the year ended December 31, 1997, Capricorn's historical statement of operations for the fiscal year ended September 30, 1997 was combined with the Company's historical statement of operations for the fiscal year ended December 31, 1997.

         The acquisition of Capricorn will be accounted for by the purchase method of accounting. Under purchase accounting, the total purchase price will be allocated to the tangible and intangible assets and liabilities of Capricorn based upon their respective fair values as of the closing date based on valuations and other studies which are not yet available. A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying pro forma financial information based on available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company and Capricorn management's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company and Capricorn believe to be reasonable. Consequently, the amounts reflected in the Pro Forma Balance Sheet are subject to change, and the final amounts may differ substantially.

         Certain reclassifications have been made to the historical financial statements of National TechTeam, Inc. and Capricorn Capital Group, Inc. to conform to the pro forma presentation. Such reclassifications are not material to the combined unaudited pro forma financial statements.

     B) To record excess purchase price resulting from the purchase of Capricorn Capital Group, Inc.

     C)  To record the elimination of Intercompany Receivable/Payables.

     D) To record the elimination of the Common Stock of Capricorn Capital Group, Inc, and the consolidation of Retained Earnings.

     E) To record the goodwill amortization expense for fiscal year 1997 and reduction of expense for deferred compensation.

              Amortization Expense...............................   $  161,218
              Reduction of Compensation Expense
                   related to Employment Agreement...............      (86,000)
                                                                    ----------
              Net entry..........................................   $   75,218
                                                                    ==========
     F) To record the tax effect of pro forma statement of operation adjustments.




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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 1998



              NATIONAL TECHTEAM, INC.



              By /s/ Lawrence A. Mills
                -----------------------
                Lawrence A. Mills
                Vice President, Chief Financial Officer,
                Treasurer and Secretary




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                                EXHIBIT INDEX


EXHIBIT NUMBER                               DESCRIPTION
    23                          Consent of Independent Auditors
    99                          Capricom Capital Group, INC. and SUBSIDIARIES
                                Consolidated Financial Statements for the year ended September 30, 1997